Joint Filing Agreement

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D/A to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  February 4, 2010

ARCH DIGITAL HOLDINGS LIMITED

B y:	/s/ Clement Kwong
Name:	Clement Kwong
Title:	Director

ARC CAPITAL HOLDINGS LIMITED

By:	/s/ Allan Liu
Name:	Allan Liu
Title:	Director

ARC CAPITAL PARTNERS LIMITED

By:	/s/ Allan Liu
Name:	Allan Liu
Title:	Authorized Signatory